Property, Plant and Equipment, Net	12 Months Ended
Jun. 30, 2020
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Net

NOTE 6 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment stated at cost less accumulated depreciation consisted of the following:

	As of June 30,
	2020	2019
Buildings	$25,532,908	$9,492,699
Machinery and equipment	6,698,443	9,543,080
Office equipment and furniture	765,597	676,748
Automobiles	810,156	765,214
Leasehold improvements	5,028,382	5,126,219
Construction-in-progress (“CIP”) (1)	10,647,107	15,787,348
Total	49,482,593	41,391,308
Less: accumulated depreciation	(5,668,986)	(5,874,940)
Impairment of fixed assets	(280,095)	-
Property, plant and equipment, net	$43,533,512	$35,516,368

During the year ended June 30, 2020, the Company disposed approximately $1.2 million old fashioned and fully depreciated equipment and machinery and reported a loss from disposition of fixed assets of $1,036,304. Given the Company’s net loss position in 2020, the Company further assessed that the expected future cash flow generated from certain machinery and equipment used to manufacture the Company’s low-end traditional pet products would not recover their carrying value, as a result, the Company recorded an additional impairment of $281,680 on these fixed assets for the year ended June 30, 2020.

Depreciation expense was $2,189,863 $1,387,698 and $1,179,814 for the years ended June 30, 2020, 2019 and 2018, respectively. In connection with the $2.9 million loans from Bank of Communications of China Dongguan Branch, the Company’s subsidiary Meijia pledged its fixed assets of approximately $ 8,178,279 as the collateral to secure the loans. In addition, in connection with the Company’s $0.9 million loan from Cathay Bank, the Company’s U.S. subsidiary Dogness Group pledged its fixed assets as collateral to secure the borrowing (see Note 9).

(1) The Company’s CIP primarily consisted of the following:

On March 16, 2018, the Company acquired 100% of the equity interests in Zhangzhou Meijia Metal Product Co., Ltd (“Meijia”) from its original shareholder, for a total cash consideration of RMB 71.0 million ($10.0 million) (See Note 1). After the acquisition, the Company started building its own facilities and office spaces to expand the production capacity in order to fulfill increased customer orders. Total budgeted capital expenditure to bring Meijia manufacturing facility into use was originally estimated to be completed at a cost of RMB 110 million ($15.6 million). The actual costs have been adjusted based on additional works required for waterproofing, sewage pipeline and hazardous waste leakage prevention. As a result, total actual costs incurred as of June 30, 2020, amounted to RMB 118.1 million ($16.7 million). As of June 30, 2020, the Company had future capital expenditure commitment of approximately RMB 460,000 ($65,044). Meijia plant started test operations in August 2019, and has started normal production since December 2019 upon passing the final inspection conducted by the local government. The Company expects that the Meijia plant will reach its designed production capacity by June 2021.

In addition, the Company’s subsidiary Dongguan Jiasheng is also working on a capital project which expanded from the original plan of building a warehouse, to build new manufacturing and operating facilities, which including workshops, office building, security gate, employee apartment building, electrical transformer station and exhibition hall, etc. The original budgeted cost for the construction of the main bodies of the warehouse, employee dormitory, office building and manufacturing facilities amounted to RMB 75 million ($10.6 million). The budget was later adjusted and revised to RMB 231.1 million ($32.7 million) to add costs associated with interior and exterior decoration, parking lots construction, and road and landscaping on top of the original budget. During the year ended June 30, 2020, the Company has spent RMB 73.6 million ($10.4 million) and completed the construction of the main body of the warehouse, employee dormitory, office building and has set up the new manufacturing facilities. As of June 30, 2020, the Company still had future minimum capital expenditure commitment of RMB 157.5 million ($22.3 million) on the decoration of the second floor of the office building, construction of the stone wall and parking lots, and improvement of the landscaping, which is expected to be invested into the CIP project within the next five years whenever the Company has available fund. The project is expected to be fully completed by 2025.

As of June 30, 2020, future minimum capital expenditures on the Company’s construction-in-progress projects are estimated as follows:

	Capital expenditure commitment on Meijia	Capital expenditure commitment on Dongguan Jiasheng	Total
2021	$65,044	$5,796,736	$5,861,780
2022	-	4,468,240	4,468,240
2023	-	4,240,090	4,240,090
2024	-	3,966,619	3,966,619
2025	-	3,804,450	3,804,450
Total	$65,044	$22,276,135	$22,341,179

Subsequently, from July 2020 to September 2020, the Company made payment of RMB 31.5 million ($4.4 million) on the above-mentioned construction projects. As a result, the Company’s future capital expenditure commitment on CIP has been lowered down from approximately $22.3 million as of June 30, 2020 to approximately $17.9 million as of the date of this report, as detailed below:

	Capital expenditure commitment on Meijia	Capital expenditure commitment on Dongguan Jiasheng	Total
2021	$25,452	$1,383,448	$1,408,900
2022	-	4,468,240	4,468,240
2023	-	4,240,090	4,240,090
2024	-	3,966,619	3,966,619
2025	-	3,804,450	3,804,450
Total	$25,452	$17,862,847	$17,888,299

The Company plans to fund these CIP projects through working capital generated from operations, bank borrowings, the proceeds received from the 2017 IPO and other potential capital raising activities. No assurance can be given that the required capital expenditure funding on the CIP projects would be available at favorable terms or at all.